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                                                                   EXHIBIT 10.49



                            TENTH AMENDMENT TO LEASE


        THIS TENTH AMENDMENT TO LEASE AGREEMENT (this "TENTH AMENDMENT") is dated as of August 20, 2002, between ARE-9363/9373/9393 TOWNE CENTRE, LLC, a Delaware limited liability company ("LANDLORD"), and AMYLIN PHARMACEUTICALS, INC., a Delaware corporation ("TENANT").

        A. Nexus/Gadco-UTC, a California Joint Venture, or its successor in interest Nippon Landic (U.S.A.) Inc. (collectively, "ORIGINAL LANDLORD"), as landlord, and Tenant as tenant, entered into that certain Lease dated as of January 2, 1989 ("ORIGINAL LEASE") as amended by that certain Amendment to Lease dated as of February 23, 1989, that certain Second Amendment to Lease dated as of July 29, 1991, that certain Third Amendment to Lease dated as of August 22, 1991, that certain Fourth Amendment to Lease dated as of February 26, 1997, that certain Fifth Amendment to Lease dated as of February 8, 1999, that certain Sixth Amendment to Lease dated as of October 11, 1999, that certain Seventh Amendment to Lease dated as of March 1, 2000, that certain Eighth Amendment to Lease dated as of May 2, 2000, and that certain Ninth Amendment to Lease dated as of October 15, 2001. The Original Lease and all amendments thereto shall hereinafter collectively be referred to as the "LEASE".

        B. Tenant desires to lease additional space at the Project and, subject to the terms and conditions set forth below, Landlord desires to lease additional space to Tenant at the Project.

        NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree, and amend the Lease again, as follows:

        1. Demised Premises.

               (a) Effective on the Second Floor Office Effective Date (as defined in Section 2(a) below), Section 2.1.2: "Designation of Tenant's Premises" is hereby amended to include (i) 22,105 rentable square feet of office space on the second floor of the building located at 9363 Towne Centre Drive, and (ii) 2,630 rentable square feet of office space on the second floor of the building located at 9373 Towne Centre Drive (collectively, the "SECOND FLOOR OFFICE Space"). The Second Floor Office Space is more particularly described on EXHIBITS A-1 AND A-2 attached hereto and incorporated herein by this reference.

               (b) Effective on the First Floor Laboratory Effective Date (as defined in Section 2(b) below), Section 2.1.2: "Designation of Tenant's Premises" is hereby amended to include 16,559 rentable square feet of laboratory and other space on the first floor of the building located at 9363 Towne Centre Drive (the "FIRST FLOOR LABORATORY SPACE"). The First Floor Laboratory Space is more particularly described on EXHIBIT B attached hereto and incorporated herein by this reference.



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        2. Commencement Date.

               (a) Landlord shall deliver the Second Floor Office Space to Tenant no later than the earlier of (i) after the current tenant, Oricon Corporation, has vacated the Second Floor Office Space and Landlord has demolished the existing improvements and returned the Second Floor Office Space to shell condition, or (ii) January 1, 2003. The "SECOND FLOOR OFFICE EFFECTIVE DATE" shall mean the date that the Second Floor Office Space is delivered to Tenant. Landlord shall endeavor to diligently perform the demolition of the existing improvements and return the Second Floor Office Space to shall condition and shall use reasonable efforts to complete such work prior to January 1, 2003; provided, however, that reasonable efforts shall not be construed to require Landlord to pay for overtime or similar type costs not reasonably contemplated by Landlord to complete the work.

                      If Landlord fails to deliver the Second Floor Office Space to Tenant on or before January 1, 2003, (x) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and (y) the lease with respect to the Second Floor Office Space may be terminated by Tenant by written notice to Landlord, and if so terminated neither Landlord nor Tenant shall have any further rights, duties or obligations with respect to the Second Floor Office Space. If Tenant does not elect to terminate the lease with respect to the Second Floor Office Space within 5 business days after January 1, 2003, such right to terminate the lease with respect to the Second Floor Office Space shall be waived and the lease with respect to the Second Floor Office Space shall remain in full force and effect and Landlord shall deliver the Second Floor Office Space as provided in Section 2(a)(i).

               (b) Landlord shall deliver the First Floor Laboratory Space to Tenant no later than the earlier of (i) after the current tenant, Oricon Corporation, has vacated the First Floor Laboratory and Landlord's Work is Substantially Completed, or (ii) July 1, 2003. The "FIRST FLOOR LABORATORY EFFECTIVE DATE" shall mean the date that the First Floor Laboratory Space is delivered to Tenant. Landlord shall endeavor to diligently perform Landlord's Work and shall use reasonable efforts to complete such work prior to July 1, 2003; provided however, that reasonable efforts shall not be construed to require Landlord to pay for overtime or similar type costs not reasonably contemplated by Landlord to complete Landlord's Work. The terms "Landlord's Work" and "Substantially Completed" shall have the meanings set forth for such terms in Section 8 below.

                      If Landlord fails to deliver the First Floor Laboratory Space to Tenant on or before July 1, 2003, (x) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and (y) the lease with respect to the First Floor Laboratory Space may be terminated by Tenant by written notice to Landlord, and if so terminated neither Landlord nor Tenant shall have any further rights, duties or obligations with respect to the First Floor Laboratory Space. If Tenant does not elect to terminate the lease with respect to the First Floor Laboratory Space within 5 business days after July 1, 2003, such right to terminate the lease with respect to the First Floor Laboratory Space shall be waived and the lease with respect to the First Floor Laboratory Space shall remain in full force and effect and Landlord shall deliver the First Floor Laboratory Space as provided in Section 2(b)(i).

               (c) Upon the request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Second Floor Office Effective Date and the First Floor Laboratory



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Effective Date when such are established; provided, however, Tenant's failure to execute and deliver such acknowledgments shall not affect Landlord's rights hereunder.

        3. Rent.

               (a) Effective 60 days after the Second Floor Office Effective Date (the "SECOND FLOOR OFFICE RENT COMMENCEMENT DATE"), (i) Section 2.14:
"Initial Basic Annual Rent" is hereby amended to provide that the Initial Basic Annual Rent for the Second Floor Office Space shall be $549,117.00, and (ii)
Section 2.15: "Initial Monthly Rental Installments" is hereby amended to provide that Initial Monthly Rental Installments for the Second Floor Office Space shall be $45,759.75.

               (b) Effective on the First Floor Laboratory Effective Date, (i)
Section 2.14: "Initial Basic Annual Rent" is hereby amended to provide that the Initial Basic Annual Rent for the First Floor Laboratory Space shall be $596,124, and (ii) Section 2.15: "Initial Monthly Rental Installments" is hereby amended to provide that Initial Monthly Rental Installments for the First Floor Laboratory Space shall be $49,677.00.

        4. Rental Adjustments.

               (a) Effective on the first anniversary of the Second Floor Office Rent Commencement Date, the Initial Basic Annual Rent and the Initial Monthly Rental Installments for the Second Floor Office Space shall be increased to $47,361.34.

               (b) Effective on the first anniversary of the First Floor Laboratory Effective Date, the Initial Basic Annual Rent and the Initial Monthly Rental Installments for the First Floor Laboratory Space shall be increased to $51,415.70.

        5. Operating Expenses.

               (a) Effective on the Second Floor Office Rent Commencement Date, Tenant's Pro Rata Share of the building located at 9363 Towne Centre Drive with respect to the Second Floor Office Space shall be 49.09%, Tenant's Pro Rata Share of the building located at 9373 Towne Centre Drive with respect to the Second Floor Office Space shall be 5.04%, and that Tenant's Pro Rata Share of the Project with respect to the Second Floor Office Space shall be 17.59%. Effective on the First Floor Laboratory Effective Date, Tenant's Pro Rata Share of the Building with respect to the First Floor Laboratory Space shall be 36.77%, and that Tenant's Pro Rata Share of the Project with respect to the First Floor Laboratory Space shall be 11.78%.

               (b) Effective on the Second Floor Office Rent Commencement Date, the last sentence of Section 7.1 (b) of the Original Lease is hereby amended by replacing the words "five percent (5%) of the total gross Rent due from all tenants of the Project," with the words "four percent (4%) of the Basic Annual Rent due from Tenant."

        6. Security Deposit. Concurrently with Tenant's delivery of an executed copy of this Tenth Amendment to Landlord, Tenant shall deliver to Landlord a security deposit in the amount of $95,500.00 which sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of the Lease. Except for the



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first sentence of Section 9.1 and the provisions of Section 9.3 of the Original
Lease, all of the provisions of Section 9 of the Original Lease shall apply to such security deposit. Such security deposit shall be returned to Tenant immediately upon expiration or earlier termination of the Lease, provided Tenant is not then in default under this Lease.

        7. Second Floor Office Tenant Improvements.

               (a) Landlord shall provide to Tenant an allowance for Tenant Improvements to the Second Floor Office Space of not more than $123,675 (the "TI ALLOWANCE"). "TENANT IMPROVEMENTS" shall mean all improvements to the Second Floor Office Space desired by Tenant of a fixed and permanent nature. The Tenant Improvements shall be undertaken by Tenant in accordance with the requirements for alterations which are set forth in Section 17 of the Original Lease. Other than funding the TI Allowance as provided herein, Landlord shall not have any obligation whatsoever with respect to the finishing of the Second Floor Office Space for Tenant's use and occupancy. It is understood and agreed that Landlord is under no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance.

               (b) Landlord shall pay the costs of the Tenant Improvements once a month against a draw request on Landlord's standard form, containing such certifications, lien waivers, inspection reports and other matters as Landlord customarily obtains, to the extent of Landlord's approval thereof for payment, no later than 30 days following receipt of such draw request. Upon completion of the Tenant Improvements, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; (ii) "as built" plans for such Tenant Improvements, and (ii) a signed off permit card from the City of San Diego.

               (c) Tenant shall, promptly after request from Landlord, reimburse for any costs or expenses incurred by Landlord in excess of $74,205.00 in connection with the demolition of the existing improvements and returning the Second Floor Office Space to shell condition; provided, however, that Tenant shall not be required to reimburse Landlord more than $25,000. The third party contractor who performs the demolition work to return the Second Floor Office Space to shell condition shall be selected by Landlord after consultation with Tenant.

               (d) Upon the expiration or earlier termination of this Lease, if Landlord elects in its sole discretion to remove any of the Tenant Improvements, Tenant shall, promptly after request from Landlord, reimburse Landlord for any costs or expenses incurred by Landlord up to a maximum of $74,205.00.

               (e) Landlord shall pay the 1st $10,000 of any required HVAC repairs and related costs in connection with the Second Floor Office Space in the building located at 9363 Towne Centre Drive; provided, however, that no portion of such $10,000 shall be used to pay any HVAC maintenance costs.

               (f) Until July 1, 2003, Tenant acknowledges that Landlord has the right to install chases on the second floor of the building located at 9363
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equipment serving the first floor of such building that will be located on the roof. Tenant acknowledges that during the period until July 1, 2003, such installation may adversely impact the construction of the Tenant Improvements and Tenant's use and enjoyment of the Second Floor Office Space. Tenant agrees to cooperate with Landlord and to permit Landlord and its contractors to enter the Second Floor Office Space so that Landlord may install chases in locations selected by Landlord.

        8. First Floor Laboratory Tenant Improvements.

               (a) Landlord shall construct the First Floor Laboratory Space in accordance, in all material respects, with the plan attached hereto as EXHIBIT B ("LANDLORD'S WORK").

               (b) Landlord shall substantially complete or cause to be substantially completed Landlord's Work in a good and workmanlike manner subject to Minor Variations and normal "punch list" items of a non-material nature which do not interfere with the use of the First Floor Laboratory Space ("SUBSTANTIAL COMPLETION"). Upon the Substantial Completion of Landlord's Work, Landlord shall require Landlord's architect and/or the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects document G704. For purposes hereof, "MINOR VARIATIONS" shall mean any modifications reasonably required: (i) to comply with all applicable legal requirements and/or to obtain or to comply with any required permit; (ii) to comport with good design, engineering, and construction practices which are not material; or (iii) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord's Work.

               (c) Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer's equipment warranties relating to equipment installed in the First Floor Laboratory Space.

               (d) In addition to Landlord's Work, Landlord shall provide to Tenant an allowance of not more than $81,200 (the "LABORATORY ALLOWANCE") for Laboratory Improvements to the portion of the First Floor Laboratory Space containing approximately 812 rentable square feet and which space is more particularly shown on EXHIBIT C attached hereto (the "LABORATORY ALLOWANCE SPACE"). The "LABORATORY IMPROVEMENTS" shall mean the construction of a vivarium in the Laboratory Allowance Space. The Laboratory Improvements shall be undertaken by Tenant in accordance with the requirements for alterations which are set forth in Section 17 of the Original Lease. Other than funding the Laboratory Allowance as provided herein, Landlord shall not have any obligation whatsoever with respect to the finishing of the Laboratory Allowance Space for Tenant's use and occupancy. It is understood and agreed that Landlord is under no obligation to bear any portion of the cost of any of the Laboratory Improvements except to the extent of the Laboratory Allowance. The provisions of
Section 7(b) above regarding Tenant Improvements shall also apply to Laboratory Improvements. Tenant acknowledges and agrees that completion of the Laboratory Improvements is not a condition precedent and is unrelated to the First Floor Laboratory Effective Date. Tenant further acknowledges and agrees that under no circumstances may the construction of Landlord's Work be delayed or impacted by the construction of the Laboratory Improvements. If for any reason Landlord's Work is delayed or impacted by the construction of the Laboratory Improvement, the



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First Floor Laboratory Effective Date shall be the date determined by Landlord that Landlord's Work would have be Substantially Completed but for such delay or impact.

        9. Early Access.

               (a) Landlord hereby agrees to permit Tenant access, at Tenant's sole risk and expense, to the First Floor Laboratory Space 30 days prior to the First Floor Laboratory Space Effective Date to perform any work required by Tenant (other than Landlord's Work); provided that all of Tenant's work is coordinated with Landlord's architect and the general contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Any entry by Tenant shall comply with all established safety practices of Landlord's contractor and Landlord until completion of Landlord's Work and acceptance thereof by Tenant.

               (b) Neither Tenant nor its employees, consultants, agents, contractors, and suppliers shall interfere with the performance of Landlord's Work in the First Floor Laboratory Space, nor with any inspections or issuance of any approvals by San Diego County or the City of San Diego, and upon any such interference, Landlord shall have the right to exclude Tenant and Tenant's employees, consultants, contractors and agents from the First Floor Laboratory Space until Substantial Completion of Landlord's Work.

               (c) In connection with Tenant's right to access the First Floor Laboratory Space prior to the First Floor Laboratory Effective Date, Tenant hereby agrees to indemnify and hold Landlord harmless from any loss of or damage to Tenant's property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the willful misconduct or negligence of Tenant or its agents.

        10. Parking. Tenant shall have the right to park in common with other tenants of the Project pro rata in accordance with the rentable area of the Second Floor Office Space and First Floor Laboratory Space and the rentable areas of the Project occupied by such other tenants in those areas designated for non-reserved parking, subject in each case to Landlord's rules and regulations.

        11. Signage. Tenant shall be entitled, at Tenant's sole cost and expense, (i) to place a sign with Tenant's trade name and/or corporate trademark on the entrance (inside the building) to the Second Floor Office Space and the First Floor Laboratory Space (collectively, the "SUITE SIGN"), and (ii) to place one sign with Tenant's name on the exterior of the building located at 9363 Towne Centre Drive (the "BUILDING SIGN"). The Suite Sign and the Building Sign shall be referred to herein collectively as "TENANT'S SIGNS." Tenant Signs shall be subject to Landlord's prior written approval with respect to signage contents (other than the appearance of Tenant's trade name and corporate trademark), which approval shall not be unreasonably withheld. If, in addition to Tenant's Signs, Tenant desires to place any other sign on the Premises ("ADDITIONAL SIGN"), and Landlord is willing at that time to consent to allow Tenant to do so, such Additional Sign shall conform Landlord's portfolio design criteria. Tenant shall be solely responsible for all costs, fees, charges, expenses or other sums related to Tenant's Signs and Additional Sign, including without limitation, costs related to (i) manufacture, installation and maintenance of



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Tenant's Signs, and Additional Sign, (ii) removal of Tenant's Signs, and
Additional Sign upon the expiration or earlier termination of the Lease or the termination of Tenant's right thereto, (iii) permits required by any governmental authority with respect to Tenant's Signs and Additional Sign, and
(iv) assuring that Tenant's Signs and Additional Sign conform to all legal requirements applicable to the Project.

        12. Extension Option. If Tenant is not then in Default, and provided that Tenant shall deliver written notice to Landlord of its exercise of this option not later than 9 months prior to the Expiration Date, then Tenant shall have the right to extend the Term of the Lease for the Premises for a period of 36 months beyond the Expiration Date (the "EXTENDED TERM"). If written notice is not timely given by Tenant and received by Landlord, this option shall automatically expire and be of no further force or effect. This option shall terminate in the event Tenant shall sublease or assign any part of the Premises. Except for (i) Basic Annual Rent and the monthly installments thereof which shall be increased by 3.5% on the first day of the Extended Term and by 3.5% on each anniversary thereof, and (ii) Landlord providing Tenant with an allowance of $123,675.00 for Tenant Improvements which allowance shall be made available to Tenant as provided for in Section 7(b), the terms, covenants, and conditions for the Extended Term shall be the same as in the Lease. This option is personal to Tenant, and may not be transferred.

        13. Right to Expand.

               (a) Tenant shall have the right, but not the obligation, to expand the Premises (the "EXPANSION RIGHT") to include any space available in the building located at 9373 Towne Centre Drive (the "EXPANSION SPACE") upon the terms and conditions in this Section. If Vical Inc., does not exercise any of its extension rights with respect to the Expansion Space, Landlord shall deliver to Tenant written notice (the "EXPANSION NOTICE") of the availability of the Expansion Space, together with the terms and conditions on which Landlord is prepared to lease to Tenant such portion of the Expansion Space. Tenant shall have 10 business days following delivery of the Expansion Notice to deliver to Landlord written notification of Tenant's exercise of the Expansion Right and Tenant's acceptance of the terms and conditions set forth in the Expansion Notice.

               (b) If: (i) Tenant fails to timely deliver notice accepting the terms of an Expansion Notice, or (ii) after the expiration of a period of 10 days from the date Tenant gives notice accepting Landlord's offer to lease such Expansion Space, no lease amendment or lease agreement for the Expansion Space has been executed, and Landlord tenders to Tenant an amendment to this Lease setting forth the terms for the rental of the Expansion Space consistent with those set forth in the Expansion Notice and otherwise consistent with the terms of this Lease and Tenant fails to execute such Lease amendment within 10 business days following such tender, Tenant shall be deemed to have waived its right to lease such Expansion Space.

               (c) Exceptions. Notwithstanding the above, the Expansion Right shall not be in effect and may not be exercised by Tenant:

                      (i) during any period of time that Tenant is in Default under any provision of the Lease; or



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                      (ii) if Tenant has been in Default under any provision of
                      the Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Expansion Right.

               (d) Termination. The Expansion Right shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the Expansion Right, if, after such exercise, but prior to the commencement date of the Expansion Space, (i) Tenant fails to timely cure any default by Tenant under the Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Expansion Right to the date of the commencement of the lease of the Expansion Space, whether or not such Defaults are cured.

               (e) Expansion Rights are personal to Tenant and are not assignable without Landlord's consent, which may be granted or withheld in Landlord's sole discretion separate and apart from any consent by Landlord to an assignment of Tenant's interest in the Lease.

        14. Broker. Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively, "BROKER") in connection with this transaction other than Burnham Real Estate Services and that no Broker other than Burnham Real Estate Services was the procuring cause of the transaction. Landlord shall pay Burnham Real Estate Services a commission in connection with this transaction pursuant to a separate written agreement entered into between Landlord and Burnham Real Estate Services. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker other than Burnham Real Estate Services claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, applicable, with regard to the transaction documented by this Tenth Amendment.

        15. Governing Law. This Tenth Amendment shall be governed by and construed and enforced in accordance with, the laws of the State of California, regardless of conflict of laws principles.

        16. Counterparts. This Tenth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this Tenth Amendment to physically form one document.

        17. Reaffirmation of Obligations. Each party hereby acknowledges and reaffirms all of its obligations under the Lease, as such Lease has been amended by this Tenth Amendment, and agrees that any reference made in any other document to the Lease shall mean the Lease as amended pursuant to this Tenth Amendment. Each party acknowledges that, to the best of such party's knowledge, it is not currently in default of any obligation under the Lease. Except as expressly provided herein, the Lease remains unmodified and in full force and effect. Any breach by either party of this Tenth Amendment, including any exhibit hereto, shall constitute a breach and default by such party under the Lease.



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        18. Time of Essence. Time is of the essence with respect to each provision of this Tenth Amendment.

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        IN WITNESS WHEREOF, Landlord and Tenant have caused this Tenth Amendment to be duly executed and delivered as of the date first above written.

                                   "Landlord"

                                   ARE-9363/9373/9393 TOWNE CENTRE, LLC,
                                   a Delaware limited liability company

                                   By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                       a Delaware limited partnership,
                                       as Managing Member

                                       By: ARE-QRS CORP.,
                                           a Maryland corporation,
                                           as General Partner


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Its:
                                               ---------------------------------


                                   "Tenant"

                                   AMYLIN PHARMACEUTICALS, INC.,
                                   a Delaware corporation


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Its:
                                       -----------------------------------------



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                                    EXHIBIT A

                    DESCRIPTION OF SECOND FLOOR OFFICE SPACE

                                   [Attached]



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                                    EXHIBIT B

                   DESCRIPTION OF FIRST FLOOR LABORATORY SPACE

                                   [Attached]



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                                    EXHIBIT C

                        FIRST FLOOR LABORATORY SPACE PLAN

                                   [Attached]



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                                      C-1